First BanCorp (NYSE: FBP) Overview October 2006

Disclaimer This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. These risks, factors and circumstances include, but are not limited to: First BanCorp's ability to satisfy the NYSE that its progress in preparing its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 continues to justify the continued listing of its securities for trading on the NYSE, the interest rate risk relating to the secured loans to Doral and R&G Financial, the continued repayment by Doral and R&G Financial of their outstanding loans, the impact on net income of the reduction in net interest income resulting from the repayment of a significant amount of the commercial loans to Doral, the impact of the consent orders on First BanCorp's future operations and results, First BanCorp's continued ability to comply with the consent orders, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the impact of First BanCorp's restated financial statements on customers and lenders, the ability to fund operations, changes in the interest rate environment, including the impact on First BanCorp's financial statements for periods prior to April 3, 2006 of changes in the value of interest rate swaps resulting from changes in interest rates, regional and national economic conditions, competitive and regulatory factors and legislative changes, could affect First BanCorp's financial performance and could cause First BanCorp's actual results for future periods to differ materially from those anticipated or projected. First BanCorp does not undertake, and specifically disclaims any obligation, to update this presentation, including any "forward-looking statements", to reflect occurrences or unanticipated events or circumstances after the date of this presentation. Finally, this presentation does not constitute an offer to sell or an invitation or recommendation to subscribe or acquire any security of First BanCorp.

Management Presenters

Management Presenters

Agenda Company Overview Recent Developments Restatement Remediation Steps Business Overview Operating Results 3rd QTR 2006

Company Overview

Company Overview Headquartered in San Juan, Puerto Rico Approximately 2,750 full time employees 138 branches, stand-alone offices and in-branch service centers Total assets of $17.4 billion as of Sep 30, 2006 2nd largest financial holding company in Puerto Rico and within the 50th largest bank holding companies in the US 3rd largest bank in Puerto Rico for government deposits * The most diversified financial institution based in Puerto Rico Significant commercial, consumer, mortgage and auto lending portfolios Insurance and auto rental/leasing Expanding franchise in southern Florida, one of nation's fastest growing markets Leading bank by assets in the US Virgin Islands and British Virgin Islands, combined * Source: Commissioner of Financial Institutions of the Commonwealth of PR, June 2006.

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Corporate Organizational Chart


First BanCorp
First BanCorp Overseas Branch (IBE)
FirstBank International Branch (IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
FirstBank Florida
Grupo Empresas de Servicios Financieros (d/b/a Puerto Rico Finance)
First Leasing and Rental
First Federal Finance (d/b/a Money Express)
First Mortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:
- IBE: International Banking Entity
- Organizational chart shows the Corporation's main business entities

FirstBank
Todo está en uno

Recent Developments

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First BanCorp Recent Developments

- **September 2005**: Senior Management changes
- **December 2005**: First BanCorp announced that it would restate all reported financials dating back to 2000 to correct for issues related to accounting for certain mortgage-related transactions and to correct the accounting for interest swaps (misapplication of the short-cut method)
- **March 2006:** The Federal Reserve and the FDIC issued Cease-and-Desist orders to First BanCorp, Doral and R&G relating to the FAS 140 treatment of certain past mortgage transactions and accounting for derivative instruments
- **March 2006:** First BanCorp publicly announced its return to well capitalized status at the end of 2005 following a capital contribution to FirstBank Puerto Rico ("FirstBank") from First BanCorp of $110 million. In addition, the partial repayment made by R&G in the fourth quarter of 2005 released capital allocated to the loan to R&G secured by mortgages
- **May 2006:** FirstBank received a cash payment from Doral of approximately $2.4 billion, substantially reducing the balance of approximately $2.9 billion in reclassified secured commercial loans outstanding to Doral. The payments further strengthened the Bank's total capital ratio by approximately 240 bps. The cash payment by Doral reduced the remaining balance of the commercial loans to Doral to approximately $450 million. First BanCorp expects additional accelerated payments by Doral, which will further reduce the outstanding balance
- **June 2006:** First BanCorp announced the payment of both common and preferred dividends to its shareholders. Payment required regulatory approval from the Federal Reserve in accordance with First BanCorp's Cease-and-Desist order

1First Bank
Todo está en uno

First BanCorp Recent Developments July 2006: First BanCorp announced the declaration of the next payment of preferred dividends July 2006: Board appointed Fernando Scherrer as Chief Financial Officer of the Company July 2006: Received FDIC approval for an intercompany dividend from FirstBank to the holding company, which is expected to be used primarily to pay preferred dividends of August 2006 August 2006: FirstBank consented to a Cease-and-Desist order with the FDIC under which the Company agreed to take certain actions to strengthen the Bank's compliance with the Bank Secrecy Act ("BSA") September 2006: First BanCorp provided its restated financials for the years 2000 to 2004, with a cumulative net decrease in retained earnings and legal surplus of $17.1 Million September 2006: First BanCorp announced the payment of both common and preferred dividends to its shareholders. Payment required regulatory approval from the Federal Reserve in accordance with First BanCorp's Cease-and-Desist order October 2006: First BanCorp announced the declaration of the next payment of preferred dividends

Restatement

2000 - 2004 Restatement Highlights Three principal areas: Re-characterization of Mortgage Loans and Pass-Through Trust Certificates As commercial loans secured by mortgages and pass-through trust certificates Revised classification of approximately $3.8 billion in mortgage loans transactions as of December 31, 2004 No impact in the Corporation's retained earnings as of December 31, 2004 Interest Rate Derivatives and Broker Placement Fees Misapplication of the short-cut method for interest rate swaps hedging brokered certificates of deposit, as well as certain medium-term notes payable and certain commercial loans The impact of the restatement related to derivatives resulted in a non-cash adjustment to the financial statements Other Accounting Adjustments Other accounting policies and practices that required additional adjustments and reclassifications were identified The cumulative effect of all these other adjustments was an increase in retained earnings and legal surplus of approximately $862,000 through December 31, 2004

2000 - 2004 Restatement Highlights Net Income Net Income Net Income Net Income Net Income $ In Thousands $ In Thousands $ In Thousands $ In Thousands $ In Thousands As Previously Reported As Restated $ Change % Change 2004 $178,878 $177,325 -$1,553 -0.87% 2003 $152,338 $119,894 -$32,444 -21.30% 2002 $107,956 $132,862 $24,906 23.07% Prior 2002 * -$7,993 Cumulative -$17,084 * Retained Earnings impact for periods prior to 2002

For Fiscal Year 2004, net adjustments decreased previously reported net income by approximately - $1.55 Million Cumulative adjustments decreased retained earnings and legal surplus by $17.1 Million Approximately $15.1 Million represents non-cash derivatives adjustment Restatement reflects changes in treatment of mortgage-related transactions and interest rate swaps No other significant changes Audit Committee concludes audit review The Corporation did not maintain effective internal control over financial reporting because of material weaknesses in internal controls The Corporation completes major step towards return to timely financial reporting by filing amended Form 10-K for 2004 The Corporation implements enhancements to governance and controls 2000 - 2004 Restatement Highlights

Remediation Steps

The Board of Directors engaged consultants for a complete Corporate Governance Review: Clearer understanding of the responsibilities and duties of the Board and its committees Alignment of those responsibilities with the industry's best practices Several changes to our Corporate Governance program were implemented: Board Membership Changes: Luis Beauchamp- Chairman Aurelio Aleman- Director Jose Menendez Cortada - Lead Independent Director Fernando Rodriguez Amaro - New Independent Director, Chairman of the Audit Committee Updated Board committee charter and structures: Clearer understanding of the responsibilities and duties of the Board and its committees Alignment of those responsibilities with industry's best practices Enhancement of communication of information to the Audit Committee Establishment of an Asset/Liability Risk Committee of the Board Ethical training of employees and directors was conducted: Provided enhanced corporate compliance seminars to every employee and director Emphasized the importance of compliance with the Company's policies and procedures and control systems Including the new policy regarding full and complete documentation of agreements and prohibiting oral and side agreements Training on the Corporation's Code of Ethics and Code of Conduct The Corporation's various legal compliance program The availability of mechanisms to report possible unethical behavior: Audit Committee's whistleblower hotline Remediation Steps Corporate Governance

Early in the process, Management engaged several consultants to evaluate the corporation's risk management policies, infrastructure and processes: Reviewed current Risk Management structures and roles Recommended enhancements tothe correct Risk Management Model Several changes to our Risk Management infrastructure were implemented: Adapting new Risk Management Policy and Program Realignment of risk management functions and the adoption of an enterprise-wide risk management process Adapting revised Product Program Policy to document all products and transactions, approved at the bank's risk management council Adapting new and restructured compliance function Several organizational changes and new appointments were recently announced to fully implement our Risk Management model and provide enhanced oversight to all geographies: - Chief Risk Officer - Chief Accounting Officer - General Auditor - Director of Compliance - CRA Officer - BSA Officer - Chief Credit Risk Officer - Chief Lending Officer - Credit Administration Manager Remediation Steps Enterprise Risk Management

Business Overview

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Business Overview

First BanCorp is the parent company of FirstBank Puerto Rico, a state chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida; FirstBank Insurance Agency; and Ponce General, the holding company of FirstBank Florida

FirstBank Puerto Rico has 4 subsidiaries with operations in Puerto Rico:

- First Leasing and Rental—a vehicle leasing and daily rental company with 10 offices in Puerto Rico
- First Federal Finance (d/b/a Money Express)—a small-loan consumer finance company with 39 offices in Puerto Rico
- FirstMortgage—a residential mortgage loan origination company with 29 offices within FirstBank branches and at standalone sites
- FirstBank Overseas—an International Banking Entity under the International Banking Entity Act of Puerto Rico.

FirstBank Puerto Rico has 2 subsidiaries and 1 agency with operations outside of Puerto Rico:

- First Insurance Agency—an insurance agency with 4 offices that sell insurance products in the US Virgin Islands ("USVI")
- First Express—a small loan, consumer finance company with 4 offices in the USVI
- FirstBank Miami Loan Agency—a Coral-Gables based loan agency offering construction and commercial loans (consolidated within FirstBank Puerto Rico)

1First Bank
Todo está en uno

Geographic Footprint Note: Branches as of October 2006; branch count represents FirstBank and FirstBank Florida branches only; Florida branch count includes headquarters and operations center (47) 1 13

Puerto Rico Footprint Opportunities Within the Local Market Opportunities Within the Local Market Opportunities Within the Local Market Dark Green: Municipalities where FBP is present

FBP: Second largest financial holding company headquartered in Puerto Rico Share (June 06) Market Position Deposits Savings & CD's (w/o brokered) 7.29% 5th Consumer DDA's 5.56% 7th Commercial & Corporate DDA's 6.30% 5th Brokered CD's 41.58% 1st Government Deposits 9.95% 3rd Loans Corporate, Above $5MM 16.33% 2nd Commercial, Below $5MM 13.11% 2nd Commercial Real Estate 9.54% 3rd Construction 11.04% 5th Total Auto Loan and Leasing 17.04% 2nd Personal Loans 12.46% 3rd Small Loan Company 9.43% 4th * Commissioner of Financial Institutions of the Commonwealth of PR Puerto Rico Market Share Opportunities Within the Local Market

Business Highlights Diverse Business Mix Core lending franchise is comprised of corporate, commercial and consumer lending Full service and scale corporate and commercial and construction banking operations differentiate First BanCorp from most Island peers Additional scale businesses, including mortgage, auto lending, insurance and consumer finance Attractive Florida Franchise Strong growth in FirstBank Florida following its acquisition in 2005 and foothold in one of the nation's most attractive MSAs Leading Virgin Islands Franchise Dominant market share position in the US and British Virgin Islands Strong core banking business Core business not reliant upon gain-on-sale loan transactions to agencies or peer institutions Cease-and-Desist order does not limit the day-to-day operations of the Bank, but outlines a series of affirmative actions needed to be taken to satisfy regulators Three new branches will open in Puerto Rico during the 4th QTR of 2006 Canovanas, Ponce and San Sebastian

Business Highlights Strengthened Risk Management Culture First BanCorp developed and invested in a state-of-the-art risk management system that allows the Bank to maintain a competitive advantage in the marketplace Vigorous interest rate risk management with ALCO Committee Enhanced credit quality oversight Repayment and B/S deleveraging to improve capital position Payment from Doral resulted in capital ratio improvement of approximately 240 bps $2.4 billion cash payment from Doral was used primarily to reduce the brokered CD portfolio Improved competitive position in mortgage market Structural changes in the secondary mortgage market have improved the Bank's competitive position on the Island More rational terms and pricing by competitors should allow First BanCorp to compete more aggressively while improving returns on the mortgage business

New branding initiative launched in 4th QTR 2005, where the Bank ties in all its product offerings and branch network through its One-Stop Shop initiative The Bank continues to grow organically by developing cross-selling strategies with its existing client base, with an objective of reaching 5 products and services per client by the end of 2008 Reposition the Bank's product offering as a Financial Services "One-Stop-Shop" Change the product, business-focused marketing approach to a "customer-centric, needs based" marketing approach Our corporate philosophy based on this branding initiative: FirstBank is the financial partner empowering achievers In the individual, commercial businesses, corporations, institutions and government agencies segments Offering the first 'One-Stop-Shop' financial services solution (IBS) Providing choices, customization, and convenience Through a high touch, high tech environment In Puerto Rico, the Caribbean and the US (Florida) One Stop Shop Initiative

Branding Strategy: The Tagline and Signature

First BanCorp's Total Assets

The Corporation's loan portfolio is well diversified The reclassification of mortgage related transactions previously classified as residential and commercial mortgage loans resulted in approximately $3.8 billion in loans to Doral and R&G secured by residential mortgages and pass through trust certificates as of December 31, 2004 In May 2006, FirstBank received a $2.4 billion cash payment on the re-characterized loan to Doral As of September 30, 2006, the Corporation's gross loan portfolio totaled $10.9 billion First BanCorp's Loan Portfolio Note: 1 Approximately $960 million in commercial loans secured by mortgages and pass through trust certificates to Doral and R&G outstanding at 9/30/2006

Wholesale Banking First BanCorp has developed a broad product offering for its larger corporate customer base Institutions, government agencies and corporations Cash management product launched in 1998 with over $2.0 million in fee income in 2005 Automated web-based system #3 share of government deposit segment Products include financing, capital markets, business management services and specialized services (including cash flow and asset-based transactions) As of June 2006, FirstBank Puerto Rico had a 16.3% share and the #2 position among financial institutions on the Island for commercial, agricultural and industrial loans of $5 million or more which are defined as Corporate banking One of the largest Corporate Banking unit on the Island with approximately $1.5 Billion in outstanding and over $200 Million in undisbursed commitments The commercial loan portfolio remains relatively granular with the 15 largest loans comprising 22% of the commercial loan portfolio as of June 30, 2006 Key focus on attracting and hiring experienced talent, as well as developing a faster and more agile credit decision-making process Wholesale Banking pipeline (corporate, commercial banking, government & construction) under considerations stands at $1.4 billion Source: Commissioner of Financial Institutions of the Commonwealth of PR, June 2006

Corporate and Commercial Lending Commercial Banking at both the Corporate and Middle Market levels is expected to continue as one of the Corporation's growth drivers in the near term In 2005, the Corporation initiated a strategy to cater customer needs in the middle market segment Significant opportunity for growth in this market as 84% of the outstanding principal balance (Puerto Rico only) represents corporate banking relationships Puerto Rico commercial market has been divided into five operating regions to better serve small and medium sized businesses Proximity allows for stronger relationships and customer knowledge

First BanCorp Corporate and Commercial Lending Corporate and Commercial Lending has shown a CAGR of 14.91% since 2003

First BanCorp Commercial Mortgage Commercial Real Estate Lending has shown a CAGR of 22.04% since 2003 Note: The increase includes the loans acquired as part of FB Florida acquisition in March 2005, FB Florida commercial mortgage loans at 9/30/2006 approximated $285 million.

First BanCorp Construction Lending Specializes in the interim construction financing of residential, industrial and commercial projects in Puerto Rico, USVI, BVI and Florida Over $1.2 billion in successfully financed projects Currently providing financing to 42 projects ranging from $2 million to up to $150 million Construction Lending has shown a CAGR of 75.17% since 2003

FirstBank Miami Agency FirstBank enters the US mainland market with focus on the Florida market in November 2004 with a Loan Agency office Coral Gables loan production office offering construction and commercial loans throughout Florida Agency managed by experienced, seasoned construction lenders well known in the Florida banking community $963 million outstanding and $144 million in undisbursed commitments as of September 30, 2006, distributed among condo conversion, construction, commercial mortgages and pre- development land loans. Construction lending focus on the affordable housing and condo conversion market ($150K to $200K), such as in the Miami Dade, Broward, Palm Beach, Tampa, Jacksonville and Orlando market areas We have reached our target portfolio size for construction lending in this market Construction Lending for the Miami Agency Market has shown a CAGR of 75.37% since 2003

First BanCorp Residential Real Estate Loans Residential Real Estate Lending has shown a CAGR of 42.76% since 2003 Note: The increase includes the loans acquired as part of FB Florida acquisition in March 2005, FB Florida residential mortgages at 9/30/2006 approximated $325 million.

Mortgage Lending (FirstMortgage - PR Production) Mortgage closings have shown a CAGR of 28.33% since 2001, strengthened by the launch of First Mortgage in 2003 Puerto Rico's mortgage market has historically been dominated by Doral, R&G and Popular Mortgage, however, recent developments in the mortgage market are expected to result in market share changes and more rational pricing Mortgage Lending Division has experienced tremendous growth since it became a separate division of FirstBank, FirstMortgage Approximately 5% origination market share Increased focus on branch distribution network, as well as specialized units for realtors, mortgage brokers, developers and other specific customer groups Approximately 40% of originations from branch locations

First BanCorp Consumer Lending Consumer Lending has shown a CAGR of 19.08% since 2003

Auto Lending Puerto Rico Operations A highly competitive and specialized business on the Island Four major participants: Banco Popular, Reliable, FirstBank and BBVA Strong #2 position with 16.9% market share (Puerto Rico) as of June 2006 Also offers leasing and rental services through First Truck & Car Rental Business strategy integrates attractive commercial floor plan packages for the Bank's dealer customers to differentiate from other competitors As dealer relationships develop, FirstBank offers on-site loan officers able to provide approvals in 30 minutes or less Right of first refusal on retail sales Developing and maintaining dealer relationships is critical to business growth Auto Loans - CAGR of 21.81% Finance Leases - CAGR of 32.15%

Consumer and Personal Lending Puerto Rico Operations Offers unsecured lending, credit lines and marine financing Currently #3 in market share Puerto Rico (personal loan segment) with a $366 million portfolio Successful in developing direct and indirect channels Focus on service - 15 minute reply on applications Portfolio does not include credit card assets which were sold to MBNA (Bank of America) during 2003 - 2004 Entered into a partnership with MBNA to provide FirstBank branded credit cards 10 year financial institutions exclusivity rights for Puerto Rico market Full range of MBNA (Bank of America) credit card products Preferred, Gold, Platinum and Quantum Access to full range of Bank of America products

Money Express Specializes in sub-prime unsecured personal lending Loan sizes below $5,000, under Money Express Brand Loans size over $5,000 under Prestamas Brand Puerto Rico market size is largely fixed (approximately $1 billion), so focus on capturing market share from competitors FirstBank currently has a 9.5% market share 3 New branches scheduled to open for all of 2006, for a total of 37 branches at end of year Money Express has shown a CAGR of 14.79% since 2003

Insurance Business FirstBank Insurance and First Insurance VI have experienced tremendous growth since their inception We currently operate insurance agency offices in Puerto Rico and the Virgin Islands Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches and selected auto dealers Recent efforts have focused on further developing the commercial insurance segment, particularly within the middle market Insurance Commissions have shown a CAGR of 23.83% since 2003

Eastern Caribbean Franchise In 1999 and 2002, FirstBank acquired the USVI and BVI branches of Citibank and JPMorgan Chase, respectively FirstBank has become a market leader in these particularly affluent markets In the USVI, #1 share by assets (37%), #1 share by originations (71%) and #2 share by deposits (38%) Improved position with the launch of First Express, specializing in small scale sub-prime lending Deposits up 19.37% to $1.0 billion as of September 30, 2006 and loans up 50.73% to $851 million since 2003

FirstBank Florida In March 2005, First BanCorp acquired Ponce General (parent of FirstBank Florida) Continued effort to expand Florida franchise beyond the Bank's Coral Gables-based loan agency Branch network integration through FirstBank Florida branding Anticipated de novo branching Emphasis on deposit product enhancement, electronic services and a shift in focus from operations to sales culture Foster growth in the consumer credit business, leveraging existing partnership with MBNA (now Bank of America) Broaden commercial lending franchise by targeting small to medium-sized businesses Currently operates 9 branches and 2 offices in the Orlando and Miami-Dade areas $792 million in assets as of September 2006 Ranked #58 by deposits

Investment Security Portfolio

U.S. Gov't & Agency Portfolio by Final Maturity1 Date 11/30/2007 3/29/2007 2/15/2015 8/15/2015 4/8/2019 6/30/2020 10/6/2020 2/17/2022 3/7/2022 7/30/2023 4/26/2024 2/14/2025 6/5/2028 9/8/2028 6/9/2033 Amount 140505315 97614866 300000000 100000000 492398487 199889766 450000000 300000000 400000000 17164106 100000000 12764298 67135619 16583220 10482377 Yield to Maturity 0.0463 0.0456 0.0429 0.04103 0.0575 0.0581 0.0606 0.0575 0.0575 0.0575 0.0595 0.0605 0.0551 0.054 0.0617 1: effective maturity may differ due to embedded call options

Mortgage Portfolio - Original final maturity AAA Agency Mortgage-backed securities MORTGAGE BREAKDOWN 30 Years 751511966.21 10 Years 31707756.29 15 Years 1633263782.55 Total = $2.4 Billion

Funding

Weighted Average Time Left to Final Maturity of the Callable & Fixed Brokered CD Portfolio Bullets Portfolio WAVG Life Left Callables 12/1/2002 2.54 9.2 12.06 12/1/2003 1.54 10.62 14.21 12/1/2004 1.38 11.91 13.5 12/1/2005 0.3 6.19 11.01 9/1/2006 0.47 6.23 10.78 Note: effective maturity may differ due to call option

Operating Results 3rd QTR 2006

First BanCorp Total Assets Decrease in total assets is a result of the deleveraging plan after payment of $2.4 billion from Doral

First BanCorp Total Loans Decrease in total loans is a result of a repayment of $2.7 billion in secured commercial loans to Doral and R&G of which $2.4 billion represented the non- recurrent payment received in May 2006

Asset Quality Non performing residential mortgage loans have increased during 2006. The Corporation has experienced minimal losses in this portfolio Current reserve levels for the mortgage portfolio was reviewed and validated by an external consultant

Asset Quality (Cont.) Adding back the non-recurrent payment of $2.4 billion from Doral in May 2006 to the denominator of the formula, for comparability purposes, the ratios would have been 1.38% and 1.74% for June 2006 and September 2006, respectively. The increase for the second and third quarter 2006 is mainly attributed to the residential mortgage portfolio.

Allowance for Loan Losses

Capital Position (1) As filed with the Board of Governors of the Federal Reserve System

First Bank's Liquidity As of September 30, 2006 First Bank1 ($000) % Basic Surplus* (w/out repo roll.) 2,099,693 12.44% Unsecured Lines 335,000 Overall Surplus 3,690,628 21.87% On June 30, 2006 Basic Surplus (w/out repo roll.) 3,580,698 18.19% Unsecured Lines 335,000 Overall Surplus 3,915,698 19.89% 1: including FirstBank Overseas Corp *Surplus: liquid assets - short-term liabilities + secured line of credit

First BanCorp (NYSE: FBP) Overview October 2006